Investment in Affiliate - Summary of Financial Information Accounted by Equity Method Investment (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2014	Mar. 31, 2013
Financial Position:
Property and equipment, net	¥ 15,932	¥ 11,090
Other assets, net	14,145	18,884
Total assets	30,077	29,974
Debt	8,474	8,400
Other liabilities	12,246	12,260
Noncontrolling interest	104	95
Total Resort Solution stockholders' equity	9,253	9,219
Total liabilities and equity	¥ 30,077	¥ 29,974